UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 22, 2017

FARMLAND PARTNERS INC.

(Exact name of registrant as specified in its charter)

Maryland	001-36405	46-3769850
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4600 S. Syracuse Street, Suite 1450 Denver, Colorado	80237
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (720) 452-3100

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.             Results of Operations and Financial Condition.

On February 22, 2017, Farmland Partners Inc. (the “Company”) issued a press release announcing its financial position as of December 31, 2016, results of operations for the three months and year ended December 31, 2016 and other related information. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference. The Company intends to make certain supplemental information concerning the Company’s financial results and operations for the three months and year ended December 31, 2016 available on its website www.farmlandpartners.com under the section “Investor Relations — Investor Presentation” prior to the Company’s conference call with investors on Thursday, February 23, 2017 at 11:00 a.m. (Eastern Time).

In accordance with General Instructions B.2 and B.6 of Form 8-K, the information included in this Current Report on Form 8-K, including Exhibit 99.1 hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing made by the Company under the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.             Financial Statements and Exhibits.

Exhibit No.	Description

99.1*	Press release dated February 22, 2017.

*  Furnished herewith.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FARMLAND PARTNERS INC.

Dated: February 22, 2017	By:	/s/ Luca Fabbri
Luca Fabbri
Chief Financial Officer and Treasurer

3

EXHIBIT INDEX

Exhibit No.	Description

99.1*	Press release dated February 22, 2017.

*  Furnished herewith.

4